Subsequent events	6 Months Ended
Jun. 30, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

22 Subsequent events

In December 2018, ING reached an agreement to sell part of the ING Lease Italy business. The sale of this Italian lease business, which was per 30 June 2019 included on the line “Assets and liabilities held for sale” with a fair value and carrying amount of EUR 1,154 million, was completed on 1 July 2019. The transaction will not have a material impact on ING’s overall profit and loss account, shareholders' equity or capital ratios in the third quarter of 2019.